ARGYLE SECURITY INC.

Investor Presentation

November 15, 2007

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. When used in this press release, words such as "will," "believe," "expect," "anticipate," "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Market Snapshot

ARGYLE SECURITY INC.

Common Stock Ticker:	ARGL
Warrant Ticker:	ARGLW
Unit Ticker:	ARGLU
Recent Common Stock Price:	$7.00*
Market Cap:	$41.7M*
52-Week Range:	$7.00 - $8.00*
Shares Out./Float:	5.9/3.6M
Insider Ownership:	30.5%

*As of 11/2/07

History of Argyle Security, Inc.

June 2005: Argyle Security Acquisition Corporation Launched

- Formed as a Special Purpose Acquisition Corporation to build an integrated global company in the physical electronic security sector

January 2006: IPO Completed

- Raised $30.6 million

July 2007: First Transaction Closed

- Acquired ISI Security Group (ISI), a total solutions provider in the U.S. physical security industry
- Transaction approved by 90% of shareholders
- Changed name to Argyle Security, Inc.

Investment Highlights

ARGYLE SECURITY INC.

- **Strong security industry dynamics since 9/11, creating attractive opportunity**
  - Growing demand in Argyle's targeted markets
  - Highly fragmented sector
  - Increasing need for total solutions providers
  - New opportunities for IP applications with cost effective technologies
- **Argyle team's core competency in successful integrated strategic buildups of public companies**
- **Attractive fundamentals at ISI**
  - Close fit with Argyle's acquisition criteria
  - ISI's three business units growing organically at impressive rate
  - Depth and competency of ISI team
  - Proven ability to integrate acquisitions in each business unit
  - Well-positioned for rapid growth – both in U.S. and internationally
- **Argyle's capacity to generate and manage rapid growth**

To Become a Leading Global Company in the Physical Electronic Security Industry

Argyle's Market and Channel Focus

ARGYLE SECURITY INC.


Risk Analysis
Threat Analysis
Intrusion
Video Surveillance
Outdoor Perimeter
Access Control
Consulting
Project Management

- **Targeted Markets: Opportunities in *selected* Commercial, Governmental and Residential sectors**
- **Targeted Channels: Opportunities in *selected* Video Surveillance, Access Control, Perimeter Protection, Intrusion Protection and Fire Detection sectors**

Argyle's Strategy
For Creating a Major Global Platform

ARGYLE SECURITY INC.

- Consistently grow Argyle's existing business segments organically.
- Acquire and effectively integrate attractive companies that strategically fit Argyle's market and channel strategy.
- Leverage the valuable brands and channels of those businesses that join Argyle.
- Continually improve and leverage Argyle's existing technology, products and skill sets.

Argyle's Acquisition Criteria

ARGYLE SECURITY INC.

Acquire companies that are synergistic with one or more of Argyle's existing businesses and fit some of the following criteria:

- Has demonstrated competitive advantage in at least one key area
- Enhances existing geographic footprint
- Increases market share in existing vertical markets or channels
- Facilitates entry into targeted new vertical markets or channels
- Brings products or technology that can serve existing markets or channels
- Offers a new technology that is complementary to Argyle's strategy
- Has international presence or potential

Argyle's Acquisition Criteria (con't)

ARGYLE SECURITY INC.

Acquire companies that are synergistic with one or more of Argyle's existing businesses and fit some of the following criteria:

- Is profitable, or can quickly become profitable
- Has potential/opportunity for attractive revenue and margin growth
- Has strong share in a relevant market
- Has capable management team that shares Argyle's vision and strategy
- Has a customer-focused, solutions philosophy
- Has track record of capitalizing on convergence opportunities
- Is fairly priced -- win-win for both seller and buyer

Argyle's First Transaction

ISI Security Group

Overview: ISI Security Group

ARGYLE SECURITY INC.

Founded in San Antonio, Texas in 1976, ISI Security Group is the privately-held parent company for three security services / solutions providers:

- ISI-Detention
- MCS-Detention
- MCS-Commercial

Highly experienced security industry management team:

ISI's senior management team has approximately 120 years of combined experience in the physical security industry

Strategically positioned in attractive markets, with strong industry dynamics

Provides solid platform for executing Argyle's integrated buildup strategy in the security industry

Argyle's Market and Channel Focus

ARGYLE SECURITY INC.



Risk Analysis
Threat Analysis
Intrusion
Outdoor Perimeter
Video Surveillance
Access Control
Consulting
Project Management

Argyle's Market and Channel Focus

ARGYLE SECURITY INC.



Risk Analysis
Threat Analysis
Intrusion
Outdoor Perimeter
Access Control
Video Surveillance
Consulting
Project Management

ISI Security Group Effect

Correctional Market: Summary Growth Drivers

ARGYLE SECURITY INC.

- More juveniles (Increase in crime rate and laws)
- More women (Change in percentage population)
- Violent sexual predators requiring special facilities
- Aging and 24/7 usage of existing facilities
- Migration and relocation of population
- Sophisticated command and control graphics technology
- Growth in inmate population
- Aging of inmate population
- Increase in illegal aliens
- Retrofit demand continuing
- Approximately 1,000 new inmates per week

ISI-Detention and MCS-Detention positioned to expand.

Sources: "Public Safety Performance Report," Pew Charitable Trust, 2007
"Correctional News," February 2007

ISI Security: Leveraging Growth Markets

ARGYLE SECURITY INC.


Revenues
2000-2006
$ Millions
MCS Commercial
MCS Detention
ISI Detention
Backlog
85
80
75
70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
2000
2001
2002
2003
2004
2005
2006

MCS was acquired in 2000 and split into MCS-Commercial and MCS-Detention.

MCS-Commercial – Largest/Fastest Growing Division

ARGYLE SECURITY INC.

- MCS-Commercial offers security and fire alarm solutions in five locations:
  - San Antonio, Austin, Dallas, Houston and Denver
- Successful strategic buildup over past five years, including five acquisitions and two Greenfields
- ISI's largest and fastest growing division
- Over 39% of ISI's total revenues
- Service is 30% of revenues and has a growth rate of 60%

MCS-Commercial: Strategically Positioned

ARGYLE SECURITY INC.

Proven Strategy Based on Seven Strategic Principles:

- Broad range of products
- Strong sales relationships
- Stringent estimating and cost controls
- Best of Breed products
- Recurring service revenues
- Building customer relationships

Ready for Expansion:

- Strong management
- Proven ability for profitable growth
- Additional access to capital
- Dynamically growing industry

Argyle Strategy for Growth: Channel Mix

ARGYLE SECURITY INC.


Commercial
Corrections
2007
2008
2009
2010

Revenue Growth

Argyle Financials:
Q3 2007 Exhibits Strong Growth

ARGYLE SECURITY INC.



$15.5
$23.6
$75.8
$122.6
Pro Forma Revenues*
Total Backlog**
9/30/06
9/30/07



$0.9
$1.8
Pro Forma EBITDA*

*ISI is Argyle's first acquisition (prior to which Argyle was a blank check company) and, accordingly, Argyle does not believe that a comparison of the results of operations for the quarter and nine months ended September 30, 2007, which only include ISI's operating results for August and September 2007, versus Argyle's September 30, 2006 results of operations for the same periods is useful to stockholders. In order to assist investors in better understanding the changes in ISI's business between the quarters and nine months ended September 30, 2007 and September 30, 2006, Argyle is reporting pro forma results of operations for the Company and ISI as if the acquisition of ISI occurred on January 1, 2007 and January 1, 2006, respectively. Additionally, Argyle has excluded the amortization of intangible assets associated with the merger as the amortization expense may not be indicative of future expenditures or business combinations and the stock-related compensation expense does not require a cash outlay. EBITDA (earnings before interest, taxes, depreciation and amortization) is used by management as a performance measure for benchmarking against the Company's peers and competitors. The Company believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the security industry. EBITDA is not a recognized term under GAAP. Argyle and ISI compute EBITDA using the same consistent method from quarter to quarter. The presentation of EBITDA and proforma results is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

**Total backlog includes intercompany amounts. Intercompany amounts were as follows for September 30 of: 2006($10,769,159) and 2007 ($22,064128), respectively.

Argyle Financials:
First Nine Months of 2007

ARGYLE SECURITY INC.



$41.2
$60.2
$75.8
$122.6
Pro Forma Revenues*
Total Backlog**
9/30/06
9/30/07



$1.9
$4.1
Pro Forma EBITDA*

*ISI is Argyle's first acquisition (prior to which Argyle was a blank check company) and, accordingly, Argyle does not believe that a comparison of the results of operations for the quarter and nine months ended September 30, 2007, which only include ISI's operating results for August and September 2007, versus Argyle's September 30, 2006 results of operations for the same periods is useful to stockholders. In order to assist investors in better understanding the changes in ISI's business between the quarters and nine months ended September 30, 2007 and September 30, 2006, Argyle is reporting pro forma results of operations for the Company and ISI as if the acquisition of ISI occurred on January 1, 2007 and January 1, 2006, respectively. Additionally, Argyle has excluded the amortization of intangible assets associated with the merger as the amortization expense may not be indicative of future expenditures or business combinations and the stock-related compensation expense does not require a cash outlay. EBITDA (earnings before interest, taxes, depreciation and amortization) is used by management as a performance measure for benchmarking against the Company's peers and competitors. The Company believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the security industry. EBITDA is not a recognized term under GAAP. Argyle and ISI compute EBITDA using the same consistent method from quarter to quarter. The presentation of EBITDA and proforma results is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

**Total backlog includes intercompany amounts. Intercompany amounts were as follows for September 30 of: 2006($10,769,159) and 2007 ($22,064128), respectively.

Q3 2007

ARGYLE SECURITY INC.

Condensed Consolidated Balance Sheet
September 30, 2007
(Unaudited - 000's)

Cash	$ 4,282
Accounts receivable	24,736
Other current assets	11,954
PP&E, net	4,848
Intangibles and other assets	35,597
Total Assets	$ 81,417
Accounts payable	$ 11,981
Other current liabilities	9,522
Senior debt	7,539
Unsecured related party debt	6,106
Deferred tax liability	6,159
Shareholder notes	1,925
Capital lease obligation	1,941
Total Liabilites	$ 45,173
Stockholders Equity	36,244
Total Liablities and SE	$ 81,417

Pro Forma Statement of Operations*
For the quarter ended September 30, 2007
(Unaudited - 000's)

Net revenues		$ 23,587
Cost of revenues		17,927
Gross profit		5,660
SG&A expenses		4,227
Operating income		1,433
Other income/expense		414
Earnings before taxes		1,019
Provision for income taxes		387
Net Income		$ 632
EBITDA		$ 1,827
EPS:		
	Basic	$0.11
	Diluted	$0.09

*Please refer to following reconcilation from Pro Forma Net Income and EBITDA to GAAP Net Income

Reconciliation to GAAP Net Income

ARGYLE SECURITY INC.

Reconciliation of GAAP Net Income to Pro Forma Net Income and Pro Forma EBITDA*
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2007	2006	2007	2006
GAAP Net Income	$ (14,960)	$ 69,309	$ (14,725)	$ (460,185)
Reconciling Items to Pro Forma Net Income:				
Salary impact of additional employees	(50,000)	(222,000)	(350,000)	(666,000)
Reduction in interest income	(108,882)	(325,549)	(762,820)	(781,609)
Reduction in interest expense from unsecured debt	53,576	623,399	2,127,162	1,915,936
Non cash compensation expense (123R)	(26,693)	(80,078)	(186,848)	(240,233)
Amortization expense recorded for two months in Q3 2007	782,164	-	782,164	-
Depreciation expense related to increased market value of PP&E	-	(34,833)	(69,667)	(104,500)
Non cash compensation expense (SARS)	1,363,645	-	1,363,645	-
Net change in income tax expense from adjustments	(1,731,763)	53,715	(1,662,269)	157,538
Net income for predecessor prior to acquistion	364,698	-	(131,113)	-
Pro Forma Net Income	$ 631,785	$ 83,963	$ 1,095,531	$ (179,052)
Reconciling Items to Pro Forma EBITDA:				
Interest, net	413,673	328,514	1,118,514	880,213
Non-cash compensation expense (123R)	80,078	80,078	240,233	240,233
Depreciation	227,010	261,843	771,866	806,144
Amortization	87,360	87,360	262,080	262,080
Taxes, net	387,223	51,461	671,454	(109,742)
Pro Forma EBITDA*	$ 1,827,128	$ 893,218	$ 4,159,677	$ 1,899,875

* ISI is Argyle's first acquisition (prior to which Argyle was a blank check company) and, accordingly, Argyle does not believe that a comparison of the results of operations for the quarter and nine months ended September 30, 2007, which only include ISI's operating results for August and September 2007, versus Argyle's September 30, 2006 results of operations for the same periods is useful to stockholders. In order to assist investors in better understanding the changes in ISI's business between the quarters and nine months ended September 30, 2007 and September 30, 2006, Argyle is reporting pro forma results of operations for the Company and ISI as if the acquisition of ISI occurred on January 1, 2007 and January 1, 2006, respectively. Additionally, Argyle has excluded the amortization of intangible assets and goodwill associated with the merger as the amortization expense may not be indicative of future expenditures or business combinations and the stock-related compensation expense does not require a cash outlay. EBITDA (earnings before interest, taxes, depreciation and amortization) is used by management as a performance measure for benchmarking against the Company's peers and competitors. The Company believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the security industry. EBITDA is not a recognized term under GAAP. Argyle and ISI compute EBITDA using the same consistent method from quarter to quarter. The presentation of EBITDA and proforma results is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Argyle's 2008 Focus – PHASE I

ARGYLE SECURITY INC.


Technology

Goals

- Complete national footprint
- Create 4 locations for corrections market
- Continue to expand use of existing proprietary technology (tools and features)

Argyle's 2009 Focus – PHASE II

ARGYLE SECURITY INC.


Technology

Use experienced sales force with customer relationship to utilize our existing and acquired technology where beneficial to the customer.

Goals

- Continue tuck-in on finalizing national footprint.
- Continue organic growth.

Argyle's 2010 Focus – PHASE III

ARGYLE SECURITY INC.


Technology

Goals

- Acquire distribution in Europe and Middle East.
- Continue to acquire tuck-ins for United States.
- Continue to acquire distribution driven technology.

Argyle Strategy for Growth: Organic/Acquisitions

ARGYLE SECURITY INC.



Acquisition
Organic
2007
2008
2009
2010

Revenue Growth


International
U.S.
2007
2008
2009
2010

Revenue Growth

Experienced Management Team

ARGYLE SECURITY INC.

Bob Marbut, Chairman, Co-CEO and Co-Founder, Argyle

- Executive Chairman of Electronics Line 3000 LTD, an international security company listed on the Frankfurt exchange (2004 – Present)
- General Partner of Argyle Global Opportunities, an investment partnership focusing on the physical electronic security industry (2001- Present)
- Co-Founder, Chairman and Co-CEO of Hearst-Argyle Television, leading a strategic buildup strategy that created the second largest independent television group (NYSE) (1997 – 2002)
- Co-Founder, Chairman and CEO of Argyle Television, a strategic buildup that became a successful Nasdaq company (1995 -1997)
- Founder and CEO of Argyle Television Holding, a $700M strategic buildup of a private television group (1993 – 1995)
- President and CEO of Harte-Hanks Communications, transforming it from a family-owned Texas newspaper company into a nationwide Fortune 500 company that, as a public NYSE company, had 50 consecutive quarters of EPS growth, compounding at 17% (1970 – 1991)
- Instrumental in raising over $4B of private and public capital for a variety of companies in which he served as senior executive

Experienced Management Team

ARGYLE SECURITY INC.

Ron Chaimovski, Vice-Chairman, Co-CEO and Co-Founder, Argyle

- Vice Chairman of Electronics Line 3000 LTD (2004 – Present)
- General Partner of Argyle Global Opportunities, LLP (2001 – Present)
- Israel Economic Minister to North America (1998-2001)
- Founder and Chairman of Transplan Enterprises Group, an investment company specializing in technology
- Former Managing Partner of Tel-Aviv based corporate law firm
- Former Naval Officer – Commanding officer of a ship and Commanding officer of a flotilla

Sam Youngblood, CEO and Founder, ISI Security Group (17 years)

- Founder, President and CEO of Adtec, Inc., a detention hardware company which was ranked as the ninth fastest growing public company in America in 1989
- 10-year tenure at Southern Steel, most recently as President and instrumental in turning around the company through introduction of new detention hardware product

Experienced Management Team

ARGYLE SECURITY INC.

Don Neville, CFO, Argyle

- Partner, Tatum, LLC, the largest CFO firm in the country
- 22-years of professional experience; served as CFO and CEO of private and public companies in high technology, internet marketing and manufacturing industries

Alan Wachtel, Vice President

- SVP of SecTecGLOBAL, Inc., a marketing firm dedicated to developing residential security business in the cable television and electrical utility sectors
- 22-year tenure through 2003 with Pittway Corp. (later Honeywell Security)
- Former Chairman/member of various SIA committees developing security industry standards; former Chairman of NBFAA Advisory Board developing security industry training programs

Graham Wallis, Security Consultant

- CEO of Wallis Consultancy, a management advisory firm
- Former President and Director of Dedicated Micros USA Inc; former President of Javelin Systems, the video security system group of Ademco (later Honeywell); former President of Ferranti Semiconductors (later Plessey Semiconductors)
- Founding member of various UK technology companies

Experienced Independent Directors

ARGYLE SECURITY INC.

General (Ret.) Wesley Clark, Director, Argyle

- Chairman and CEO of Wesley K. Clark & Associates, a business services and development firm
- Chairman of Rodman & Renshaw, a full service investment bank with an active practice specializing in biotech and security
- 38 years of experience with the U.S. military, which included commanding NATO forces; retired as a four-star general

John J. (Chip) Smith, Director, Argyle

- Director of Security for the Bank of New York, supervising a multi-national staff focusing on the investigation and prevention of fraud, as well as the physical protection of corporate assets, employees, customers and executives
- 24 years of experience in the US Secret Service – agent in charge of largest office (New York)